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                                                                    EXHIBIT 23.4





                    Independent Certified Public Accountants,

                             dated February 11, 2003



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Amendment No. 4 to Form S-11 of our report dated January 15, 2003, relating to the financial statements of Behringer Harvard REIT I, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Dallas, Texas
February 11, 2003